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                             PENN SERIES FUNDS, INC.

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001



T. ROWE PRICE ASSOCIATES, INC.

The second paragraph under the sub-caption T. Rowe Price Associates, Inc. on page 33 of the prospectus is amended to read as follows:

          Effective August 1, 2001, Stephen W. Boesel, Managing Director of T. Rowe Price Associates, Inc., has been appointed Chairman of the Price Associates Committee that manages the Flexibly Managed Fund. Mr. Boesel has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the investment program for the Fund. Mr. Boesel has been managing investments since joining Price Associates in 1973.

The date of this Supplement is August 1, 2001.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.